SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 30, 2000
                                                ------------------


                         Duck Head Apparel Company, Inc.
               --------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Georgia
                               ------------------
                          (State of Other Jurisdiction
                                of Incorporation)

         1-15585                                         58-2510086
---------------------------                       ---------------------------
(Commission File Number)                       (IRS Employer Identification No.)


1020 Barrow Industrial Parkway, Winder, Georgia                       30680
-----------------------------------------------                       -----
  (Address of Principal Executive Offices)                         (Zip Code)

                                 (770) 867-3111
                           ---------------------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                        --------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)


                                   Copies to:
                       Eric B. Amstutz and Eric K. Graben
                     Wyche, Burgess, Freeman & Parham, P.A.
                         44 East Camperdown Way (29601)
                                  P.O. Box 728
                            Greenville, SC 29602-0728
                                 (864) 242-8200



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ITEM 5.  OTHER EVENTS.

On December 30, 2000, Duck Head Apparel Company, Inc. ("Duck Head") issued 150,000 shares of Duck Head common stock to Robert D. Rockey, Jr. (the Chairman and Chief Executive Officer of Duck Head) pursuant to the exercise by Mr. Rockey of a portion of the previously-reported stock purchase right (the "Stock Purchase Right") to acquire Duck Head shares from Duck Head at a price per share equal to the average daily closing stock price for the Duck Head common stock for the six-month period following June 30, 2000. Also on December 30, 2000, Duck Head issued 250,000 shares of Duck Head common stock to William V. Roberti (the President and Chief Operating Officer of Duck Head) pursuant to the exercise by Mr. Roberti of a portion of the Stock Purchase Right. Mr. Rockey had previously transferred to Mr. Roberti the right to acquire up to 250,000 Duck Head shares pursuant to the Stock Purchase Right. The exercise price under the Stock Purchase Right was $1.6424 per share. Because this exercise price exceeded the closing stock price for the Duck Head common stock on December 29, 2000, there was no charge to earnings for the exercises described above of portions of the Stock Purchase Right.

Following the exercises described above, the remainder (covering 600,000 Duck Head shares) of the Stock Purchase Right expired by its terms.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DUCK HEAD APPAREL COMPANY, INC.


Date: January 3, 2001                       By: /s/ K. Scott Grassmyer
                                                -------------------------------
                                                K. Scott Grassmyer
                                                Senior Vice President
                                                & Chief Financial Officer